*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 3, 2019.

RYDER SYSTEM, INC.

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 8, 2019
Date: May 3, 2019 **Time:** 10:00 a.m., EDT
Location: Ryder System, Inc. Headquarters
11690 N.W. 105th Street
Miami, Florida 33178

Ryder Ever better.

RYDER SYSTEM, INC.
C/O PROXY SERVICES
P.O. BOX 9163
FARMINGDALE, NY 11735

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com,* scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K SHAREHOLDER LETTER

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com,* or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.
Please make the request as instructed above on or before April 21, 2019 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

SCAN TO
VIEW MATERIALS & VOTE

Vote In Person: If you plan to attend the Annual Meeting, please bring with you a form of personal identification and, if your shares are held by a brokerage firm, bank, trustee or other agent, please also bring proof of ownership as of the close of business on March 8, 2019, the record date. The proxy statement contains specific instructions on how to vote these shares at the meeting.

Vote By Internet: Go to *www.proxyvote.com* or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends a vote "FOR" the following director nominees:

1. Election of Directors

   Nominees:

   For a 1-year term of office expiring at the 2020 Annual Meeting.

   1a. Robert J. Eck

   1b. Robert A. Hagemann

   1c. Michael F. Hilton

   1d. Tamara L. Lundgren

   1e. Luis P. Nieto

   1f. David G. Nord

   1g. Robert E. Sanchez

   1h. Abbie J. Smith

   1i. E. Follin Smith

   1j. Dmitri L. Stockton

   1k. Hansel E. Tookes, II

The Board of Directors recommends a vote "FOR" the following management proposals:

2. Ratification of PricewaterhouseCoopers LLP as independent registered certified public accounting firm for the 2019 fiscal year.

3. Approval, on an advisory basis, of the compensation of our named executive officers.

4. Approval of the 2019 Equity and Incentive Compensation Plan.

5. Approval of amendments to our Restated Articles of Incorporation and By-Laws to remove supermajority voting provisions on shareholder action by written consent.

The Board of Directors recommends a vote "AGAINST" the following proposal:

6. Shareholder proposal on an independent board chairman.

NOTE: The proxies, in their discretion, are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof.

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